UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	July 9, 2007

ERHC Energy Inc.
(Exact Name of Registrant as Specified in Charter)

Colorado	000-17325	88-0218499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5444 Westheimer Road, Suite 1440
Houston, Texas 77056
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:	(713) 626-4700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On July 9, 2007, ERHC Energy Inc. (the “Company”) issued a shareholder update press release announcing, among other things, that on July 5, 2007, the U.S. Senate Committee on Homeland Security and Governmental Affairs Permanent Subcommittee on Investigations served the Company with a subpoena, in connection with its review of matters relating to the potential abuse of payments made to foreign governments, seeking documents and information related to the Company’s activities, particularly those related to the acquisition of the Company’s interests in the Gulf of Guinea.  A copy of such press release is filed herewith as Exhibit 99.1.

Statements in this report that contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended may include, but are not limited to, statements concerning the Company’s future operating milestones, future drilling operations, the planned exploration and appraisal program, future prospects, future investment opportunities and financing plans, future shareholders’ meetings, response to the Senate Subcommittee investigation, developments in the Securities and Exchange Commission investigation of the Company and related proceedings, as well as other matters that are not historical facts or information.  Such statements are inherently subject to a variety of risks, assumptions and uncertainties that could cause actual results to differ materially from those anticipated, projected, expressed or implied.  A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other filings with the Securities and Exchange Commission.  These factors include, among others, those relating to the Company’s ability to exploit its commercial interests in the Joint Development Zone and the exclusive territorial waters of Sao Tome and Principe, general economic and business conditions, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations and various other matters, many of which are beyond the Company’s control.  Given these concerns, investors and analysts should not place undue reliance on forward-looking statements.  Each forward-looking statement speaks only as of the date of this report.  The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit number	Description
99.1	Press Release dated July 9, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERHC ENERGY INC.

	By:	/s/ Peter Ntephe
Peter Ntephe
Secretary
Dated: July 9, 2007

EXHIBIT INDEX

Exhibit number	Description
99.1	Press Release dated July 9, 2007